UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                           --------------------------

                         Date of Report: July 27, 2004
                           --------------------------



                             MARCONI CORPORATION PLC

             (Exact name of registrant as specified in its charter)

                           --------------------------



      England and Wales                 33-12430                    xxx
 ----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


       New Century Park, PO Box 53,
       Coventry, CV3 1HJ

       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


               Registrant's telephone number, including area code:


               ---------------------------------------------------
          (Former name or former address, if changed since last report)



 ==============================================================================

Item No. 5     Press release dated 27 July, 2004 - Holding(s) in Company

The company has received the following announcement:

                                                              AVIVA plc
                                                              P O Box 89
                                                              Surrey Street
                                                              Norwich NR1
The Company Secretary
Marconi Corporation plc
34 Grosvenor Square
London W1K 2HD

26 July 2004

Dear Sir

Marconi Corporation Plc (The "Company") - Sedol 3335442

This notification supersedes our previous notification to you dated 16 June 2004 and is prompted by sales totally 337,000 on 23 July 2004.

This notification relates to issued ordinary shares of 25p each in the capital of the Company (the "shares") and is given in fulfilment of the obligations imposed by sections 198 to 202 of the Companies Act 1985 (the "Act").

1. Notification on behalf of Morley Fund Management Limited (a subsidiary of Aviva plc).

1.1 We hereby notify you on behalf of Morley Fund Management Limited that immediately after the time when the obligation to make this notification arose Morley Fund Management Limited were interested in 7,916,079 shares.

1.2 The identity of the registered holders of the shares to which this notification relates and the number of shares held by each of them are set out in the attached Appendix: Morley Fund Management Limited.

2.   Notification on behalf of Aviva plc.

2.1 We hereby notify you on behalf of Aviva plc that immediately after the time when the obligation to make this notification arose Aviva plc were interested in 7,916,090 shares giving the Aviva group a total percentage interest in the shares of 3.96%.

2.2 The identity of the registered holders of the shares to which this notification relates and the number of shares held by each of them are set out in the attached Appendix: Aviva plc.

If you require further information as to which companies in the Aviva group hold interests in the shares (by virtue of s.203 of the Act) please submit a written request and we will be happy to supply this information.

We are only required to notify interests which are defined as material interests when the holding is equal to 3% or more of the Company's relevant share capital. The term material interests exclude certain categories where we do not hold a beneficial interest, for example where the shares are held in an Authorised Unit Trust Scheme or Open Ended Investment Company. Holdings in those categories are therefore not included in the holding notified under this letter. If you wish us to confirm the level of holdings in these categories, please let us know.


Yours faithfully

Margaret Watts
For an on behalf of
Aviva plc




The Company Secretary                                              26 July 2004
Marconi Corporation plc


APPENDIX: AVIVA PLC

REGISTERED HOLDERS                                        NUMBER OF SHARES HELD

BNY Norwich Union Nominees Ltd                            1,498,712  (Material)
Chase GA Group Nominees Ltd                               4,340,935  (Material)
CUIM Nominee Ltd                                          2,076,432  (Material)
Ohra Belgium Non-Life                                            11  (Material)

TOTAL PERCENTAGE INTEREST OF AVIVA PLC: 3.96%

ISSUED SHARE CAPITAL ON WHICH THIS NOTIFICATION IS BASED: 200,020,784




APPENDIX: MORLEY FUND MANAGEMENT LIMITED

REGISTERED HOLDERS                                        NUMBER OF SHARES HELD

BNY Norwich Union Nominees Ltd                            1,498,712  (Material)
Chase GA Group Nominees Ltd                               4,340,935  (Material)
CUIM Nominee Ltd                                          2,076,432  (Material)

TOTAL PERCENTAGE INTEREST OF MORLEY FUND MANAGEMENT LIMITED: 3.96%

ISSUED SHARE CAPITAL ON WHICH THIS NOTIFICATION IS BASED: 200,020,784

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary


Date: July 27, 2004